                                                                    EXHIBIT 99.3


                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF

                      TRANSWESTERN PUBLISHING COMPANY LLC
                              TWP CAPITAL CORP. II
               SERIES B 9 5/8% SENIOR SUBORDINATED NOTES DUE 2007

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        APRIL           , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

TO REGISTERED HOLDER AND/OR PARTICIPANT OF THE BOOK-ENTRY TRANSFER FACILITY:

     The undersigned hereby acknowledges receipt of the Prospectus, dated March , 1999 (the "Prospectus"), of TransWestern Publishing Company LLC and TWP
Capital Corp. II (collectively, the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its Series D 9 5/8% Senior Subordinated Notes due 2007 (the "Exchange Notes"), for each $1,000 principal amount of its outstanding Series B 9 5/8% Senior Subordinated Notes due 2007 (the "Series B Notes") and each $1,000 principal amount of its outstanding Series C 9 5/8% Senior Subordinated Notes due 2007 (the "Series C Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Series B Notes held by you for the account of the undersigned.

The aggregate face amount of the Series B Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

$          of the Series B 9 5/8% Senior Subordinated Notes due 2007.

With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

[ ] TO TENDER the following Series B Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF SERIES B NOTES TO BE TENDERED):

        $

[ ] NOT TO TENDER any Series B Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Series B Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state)
             , (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resale of the Series D Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of the Company; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

                              (CONTINUED ON BACK)

PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.


[ ] Check this box if the Beneficial Owner of the Series B Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Series B Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THESE INSTRUCTIONS TO JOAN M. FIORITO, CHIEF FINANCIAL OFFICER, VIA FACSIMILE: (619) 292-4125.


                                   SIGN HERE

Name of beneficial owner(s):
                            ----------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name (please print):
                    ------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


        ------------------------------------------------------------------------

Telephone number:
                 ---------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Date:
     ---------------------------------------------------------------------------

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF

                      TRANSWESTERN PUBLISHING COMPANY LLC
                              TWP CAPITAL CORP. II
               SERIES C 9 5/8% SENIOR SUBORDINATED NOTES DUE 2007

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        APRIL           , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

TO REGISTERED HOLDER AND/OR PARTICIPANT OF THE BOOK-ENTRY TRANSFER FACILITY:

     The undersigned hereby acknowledges receipt of the Prospectus, dated March , 1999 (the "Prospectus"), of TransWestern Publishing Company LLC and TWP
Capital Corp. II (collectively, the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its Series D 9 5/8% Senior Subordinated Notes due 2007 (the "Exchange Notes"), for each $1,000 principal amount of its outstanding Series B 9 5/8% Senior Subordinated Notes due 2007 (the "Series B Notes") and each $1,000 principal amount of its outstanding Series C 9 5/8% Senior Subordinated Notes due 2007 (the "Series C Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Series C Notes held by you for the account of the undersigned.

The aggregate face amount of the Series C Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

$          of the Series C 9 5/8% Senior Subordinated Notes due 2007.

With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

[ ] TO TENDER the following Series C Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF SERIES B NOTES TO BE TENDERED):

        $

[ ] NOT TO TENDER any Series B Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Series B Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state)
             , (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resale of the Series D Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of the Company; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

                              (CONTINUED ON BACK)

PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.


[ ] Check this box if the Beneficial Owner of the Series C Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Series B Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THESE INSTRUCTIONS TO JOAN M. FIORITO, CHIEF FINANCIAL OFFICER, VIA FACSIMILE: (619) 292-4125.


                                   SIGN HERE

Name of beneficial owner(s):
Signature(s):
Name (please print):
Address:
Telephone number:
Taxpayer Identification or Social Security Number:
Date: